UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2022

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 17, 2022. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (i) the election of twelve directors; (ii) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (iii) an advisory vote to approve named executive officer compensation as described in the Company’s Proxy Statement. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set forth below.

1. Proposal One: Election of Directors. All twelve nominees for director listed in the Proxy Statement were elected to hold office until the 2023 Annual Meeting of Shareholders, or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Angela Barbee	99,867,022	1,000,756	428,964	17,377,198
Mark A. Blinn	99,401,636	1,623,290	271,816	17,377,198
Robert E. Brunner	97,318,265	3,822,386	156,091	17,377,198
Mary Campbell	99,889,218	1,249,095	158,429	17,377,198
J. Mitchell Dolloff	97,685,592	3,282,943	328,207	17,377,198
Manuel A. Fernandez	97,694,530	3,439,535	162,677	17,377,198
Karl G. Glassman	97,242,471	3,887,238	167,033	17,377,198
Joseph W. McClanathan	96,761,758	4,376,201	158,783	17,377,198
Judy C. Odom	96,856,442	4,301,515	138,785	17,377,198
Srikanth Padmanabhan	99,836,986	1,281,738	178,018	17,377,198
Jai Shah	99,946,513	1,170,461	179,768	17,377,198
Phoebe A. Wood	96,421,971	4,729,558	145,213	17,377,198

2. Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
117,084,663	1,459,996	129,281	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation and Related Matters” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
95,612,489	5,111,504	572,749	17,377,198

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 19, 2022	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

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